United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 20, 2021

Date of Report (Date of earliest event reported)

NewHold Investment Corp. II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40944	86-2298898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12141 Wickchester Lane, Suite 325 Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 653-0153

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2021, NewHold Investment Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 17,500,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share (subject to adjustment). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $175,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-254667) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 24, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated October 20, 2021, by and between the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 20, 2021, by and among the Company and its officers and directors, NewHold Industrial Technology Holdings LLC II (the “Sponsor”) and the other parties named therein, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 20, 2021, by and among the Company and each of the anchor investors of the Company party thereto, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 20, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated October 20, 2021, by and between the Company and NewHold Enterprises (Management) LLC, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	Indemnity Agreements, each dated as of October 20, 2021, by and between the Company and each of the officers and directors of the Company, a form of which is attached as Exhibit 10.6 and incorporated herein by reference.

●	A Private Placement Warrants Subscription Agreement, dated October 20, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference.

●	Subscription Agreements, each dated as of October 20, 2021, by and among the Company, the Sponsor and each of UBS O’Connor LLC and Magnetar Financial LLC, a copy of which is attached as Exhibit 10.8 and incorporated herein by reference.

●	Subscription Agreements, dated as of October 20, 2021, by and among the Company, the Sponsor and each of UBS O’Connor LLC, Magnetar Financial LLC, and Kepos Capital LP, a copy of which is attached as Exhibit 10.9 and incorporated herein by reference.

●	Subscription Agreements, dated as of October 20, 2021, by and among the Company, the Sponsor and each of certain anchor investors of the Company named therein, a copy of which is attached as Exhibit 10.10 and incorporated herein by reference.

The foregoing description is qualified in its entirely by reference to full text of the applicable agreement, each of which is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (“Private Placement”) with the Sponsor and certain funds and accounts managed by Magnetar Financial LLC, UBS O’Connor LLC, and Kepos Capital, L.P. (collectively, the “private warrants anchor investors”) of 8,657,705 warrants (the “Private Warrants”) in the aggregate, each at a purchase price of $1.00 per Private Warrant, generating total proceeds to the Company of $8,657,705.

The Private Warrants are identical to the Warrants sold in the IPO, except that the Private Warrants and the shares of Class A Common Stock issuable upon exercise of such Private Warrants may not be transferred, assigned, or sold (except in limited circumstances, as described in the Registration Statement) until the date that is 30 days after the date the Company completes its initial business combination. The Sponsor and the private warrants anchor investors were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2021, in connection with the IPO, the Company amended and restated its bylaws. On October 20, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. A copy of the Company’s Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation are attached as Exhibits 3.2 and 3.1 hereto, respectively, and are incorporated by reference herein.

Item 8.01 Other Events.

As of October 25, 2021, a total of $176,750,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of October 25, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

On October 20, 2021, the Company issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On October 25, 2021, the Company issued the press release attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 20, 2021, by and between the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named therein

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company

4.1	Warrant Agreement, dated October 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated October 20, 2021, by and among the Company and its officers, directors, the Sponsor and the other parties named therein

10.2	Letter Agreement, dated October 20, 2021, by and among the Company and each of the anchor investors of the Company party thereto

10.3	Investment Management Trust Agreement, dated October 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.4	Registration Rights Agreement, dated October 20, 2021, by and among the Company and certain security holders of the Company

10.5	Administrative Support Agreement, dated October 20, 2021, by and between the Company and NewHold Enterprises (Management) LLC

10.6	Indemnity Agreement, dated as of October 20, 2021, by and between the Company and each of the officers and directors of the Company

10.7	Private Placement Warrants Subscription Agreement, dated October 20, 2021, by and between the Company and the Sponsor.

10.8	Subscription Agreement, dated as of October 20, 2021, by and among the Company, the Sponsor and each of UBS O’Connor LLC and Magnetar Financial LLC.

10.9	Subscription Agreement, dated as of October 20, 2021, by and among the Company, the Sponsor and each of UBS O’Connor LLC, Magnetar Financial LLC, and Kepos Capital LP.

10.10	Subscription Agreement, dated as of October 20, 2021, by and among the Company, the Sponsor and each of certain anchor investors of the Company named therein

99.1	Press release, dated October 20, 2021.

99.2	Press release, dated October 25, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2021

NEWHOLD INVESTMENT CORP. II

By:	/s/ Kevin Charlton
Name:	Kevin Charlton
Title:	Chief Executive Officer

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